Exhibit 10.1

                                    AGREEMENT
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          This  Agreement  ("Agreement"),  made  and entered into as of April 1,
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2003,  is by and between Measurement Specialties, Inc., a New Jersey corporation
(the "Company"), and Four Corners Capital Partners LP ("Four Corners"). The
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Company  and  Four  Corners are sometimes individually referred to herein as the
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"Party" or collectively referred to herein as the "Parties."
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                              W I T N E S S E T H:
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          WHEREAS,  Frank  Guidone  ("Executive") is a principal of Four Corners
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and  of  Corporate  Revitalization  Partners,  LLC  ("CRP");  and
                                                      ---

          WHEREAS, Executive has been acting as Chief Executive Officer of the Company since June 2002; and

          WHEREAS, Executive has performed in such capacity on an interim basis pursuant to an Agreement with CRP, dated May 13, 2002; and

          WHEREAS, the Parties desire that Four Corners be retained to provide the services of the Executive, to continue to serve in a capacity as Chief Executive Officer of the Company on an indefinite basis.


          NOW, THEREFORE, the Parties hereto, in consideration of the foregoing recitals and the mutual covenants and promises set forth herein, do hereby agree as follows:


          1.     DEFINITIONS
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          As used herein, the following terms have the following meanings:

          "Agreement" means this Agreement.
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          "Board" means the Board of Directors of the Company.
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          "Company"  has  the  meaning  given  such term in the Recitals to this
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Agreement.

          "Executive"  has  the  meaning given such term in the Recitals to this
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Agreement.

          "Subsidiary" or "Subsidiaries" means any entity at least a majority of
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whose voting securities is at the time owned by the Company or one of the
Company's  Subsidiaries.

          2.     TERM OF ENGAGEMENT
                 ------------------

          The retention of Four Corners to provide the services of Executive pursuant to this Agreement shall commence effective as of April 1, 2003 and continue until terminated in

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accordance with the provisions of this Agreement (the  "Term").

          3.     LEASE OF EXECUTIVE
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                 Four Corners shall provide the Company with the services of the
Executive during the Term. Executive shall serve as the Chief Executive Officer of the Company and in connection therewith shall perform the services and duties attendant to such office as set forth herein or in the Bylaws of the Company, subject in all respects to the direction and supervision of the Board, provided that such services and duties are consistent with the normal and customary responsibilities of a Chief Executive Officer and that Executive retains the title of Chief Executive Officer.

                 The Company agrees to comply with all health and safety laws, right to know laws, and similar regulations, ordinances, directives, and rules promulgated by federal, state, and local governments. The Company shall use its best efforts to minimize workplace hazards (including without limitation not only physical hazards, but also other matters of regulatory compliance, such as workplace harassment) and reasonably reduce health and safety related risks and costs.


          4.     EXCLUSIVE SERVICES AND BEST EFFORTS
                 -----------------------------------

                 The Parties agree that Executive will devote substantially all of his business time, his best efforts, energies and skill to the discharge of the duties and responsibilities attributable to his position; provided that nothing herein shall prevent Executive from (i) engaging in investment activities on behalf of himself or his family or (ii) engaging in religious, charitable or other community or nonprofit activities. Notwithstanding the foregoing, the Parties acknowledge and agree that the Executive will continue to participate in sales and marketing activities on behalf of both CRP and Four Corners during the Term; provided, however, the amount of time devoted to such activities shall not exceed (proportionally) the time expended by the Executive on such activities during 2002 and up to the date both Parties execute this Agreement.


                 5.     COMPENSATION
                        ------------

                 In consideration of the services to be provided hereunder, the Company shall pay Four Corners an annual fee of $400,000 ("Annual Fee"), payable in arrears in equal bi-weekly installments. Increases in such annual fee may be decided by the Board in its sole discretion after taking account of, among other things, performance and compensation for similar positions in the Company's geographic region. The Annual Fee shall be reviewed by the Board for increase (but not decrease) not less frequently than on an annual basis.

                 Four Corners shall provide the Company with a written invoice, which invoice may be delivered by first class mail (or other means acceptable to the Company), specifying in detail the bi-weekly installment of the Annual Fee to be paid and any business expenses to be reimbursed by the Company, pursuant to this Agreement. Within two business days after receipt of such invoice, the Company shall pay Four Corners, at the address shown on the respective invoice, the total


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invoiced amount.

                 6.     BONUS
                        -----

                 In addition to the Annual Fee payable pursuant to Section 5 above, Four Corners shall be eligible to receive an annual bonus based upon a Bonus Plan. The Bonus Plan, which will include a targeted bonus amount and the goals which must be achieved before Four Corners will be eligible for a bonus, shall be jointly determined by the Board and Executive on an annual basis. If the Board and Executive cannot agree upon a Bonus Plan by August 29, 2003, and within two months after the start of each fiscal year during the Term beginning with 2004, Four Corners shall receive 40% of the Annual Fee as a bonus during the applicable year. In no event will be the targeted bonus amount be less than 40% of the Annual Fee in any year of the Term. The amount of the bonus, if any, will be determined by the Board on an annual basis based upon the Bonus Plan.

                 7.     WARRANT
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                 The Company shall issue Four Corners a warrant to purchase
600,000 Shares of Company Common Stock, attached hereto as Exhibit A (the "Warrant Agreement"), upon execution of this Agreement.
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                 8.     BENEFITS; EXPENSES
                        ------------------

                 The Executive shall be entitled to take reasonable vacation on an annual basis during the Term, in amounts not exceeding four weeks per year. Executive shall not receive any other benefits, including health care, life and disability insurance, as are provided in the Company's standard benefits package for regular employees, except that Executive will be covered by the Company's Directors and Officers insurance on the same terms as other senior executives and officers at the Company. The employer shall reimburse Four Corners, in accordance with the policies and practices of the Company in effect from time to time with respect to senior employees of the Company, for all reasonable and necessary traveling expenses and other disbursements incurred by Executive for or on behalf of the Company or its Subsidiaries in connection with the performance of his duties hereunder upon presentation by Four Corners to the Company of appropriate documentation therefor.

                 9.     TERMINATION
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                 Either Party may terminate this Agreement at any time by
providing the other Party with at least sixty (60) days' advance written notice of such termination. The notice shall set forth the specific grounds for the termination, if the termination is for "Cause" or for "Good Reason" as those terms are defined in the Warrant Agreement. Upon termination, the Company shall be responsible for payment, within five (5) business days after the Agreement is terminated, of a pro-rata portion of the Annual Fee payable in the month the Agreement is terminated, any earned but unpaid bonus, any accrued but unused vacation time, and any outstanding business expenses that have been incurred but have not been reimbursed.


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               10.     DEATH
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               Notwithstanding Section 9 hereof, this Agreement shall
automatically terminate on the date of Executive's death.

               11.     RESTRICTIVE COVENANT
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                      (a)     Four Corners shall not, during the term hereof,
and for a period of one year thereafter, directly or indirectly, work as consultant, agent, principal, partner, manager, stockholder, officer, director, or in any other capacity for any person or entity in the United States of America who or which is directly competitive with the business of the Company and which engages in the pressure and/or displacement sensor business similar to the Company. The restriction in the foregoing clause shall not apply to (a) ownership of less than 5% of the issued and outstanding capital stock of any corporation that is publicly traded and for which capital stock selling and asking prices are published from time to time in The Wall Street Journal, or (b) work Four Corners and/or CRP, or its partners perform in the turnaround business.

                      (b) Four Corners shall not, during the term hereof and for a period of two years thereafter, on its behalf or on behalf of any other business enterprise, directly or indirectly, under any circumstance (i) solicit for employment any person who is employed by the Company or any Subsidiaries during the period of Executive's service to the Company, (ii) induce any person who is employed by the Company to terminate his or her employment with the Company or any Subsidiaries, or (iii) call on, solicit, or take away any person or entity who or which is a customer of the Company or any Subsidiaries, unless for purposes of conducting turnaround business.

                      (c) It is expressly agreed by Four Corners that the nature and scope of each of the provisions set forth above in this Section 11 is reasonable and necessary. If, for any reason, any aspect of the above provisions as it applies to Four Corners is determined by a court of competent jurisdiction to be unreasonable or unenforceable, the provisions shall only be modified to the minimum extent required to make the provisions reasonable and/or enforceable, as the case may be.

                      (d) This Section 11 and Sections 12 and 13 hereof (and Sections 14 through 22 hereof as they may apply to such Sections) shall survive the expiration or termination of this Agreement for any reason.

               12.     CONFIDENTIALITY
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                       Four Corners acknowledges that during the Term of this
Agreement, it may have access to and be entrusted with confidential information concerning the present and contemplated financial status and activities of the Company, the disclosure of any of which confidential information to competitors of the Company would be highly detrimental to the interests of the Company. The Parties further acknowledge and agree that the right to maintain the confidentiality of such information constitutes a proprietary right that the Company is entitled to protect. Accordingly, Four Corners covenants and agrees with the Company that it will not, both


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during the Term and thereafter, disclose any of such confidential information to any person, firm or corporation, nor shall it make use of such information, except as required in the normal course of service hereunder or as required by law or judicial process. For purposes of this Section 12, "confidential information" shall not include any information which is generally available to the public or which hereafter becomes generally available to the public other than as a result of breach of the obligation under this Section 12.

               13.     COMPANY PROPERTY
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                      (a)     Any patents, inventions, discoveries, applications
or processes designed, devised, planned, applied, created, discovered or invented by Executive in the course of Executive's service under this Agreement and which pertain to any aspect of the Company's or Subsidiaries' business shall be the sole and absolute property of the Company, and Four Corners shall promptly report the same to the Company and promptly execute any and all documents that may from time to time reasonably be requested by the Company to assure the Company the full and complete ownership thereof.

                      (b) All records, files, lists, including computer generated lists, drawings, documents, equipment and similar items relating to the Company's business which Executive shall prepare or receive from the Company shall remain the Company's sole and exclusive property. Upon termination of this engagement, Four Corners shall promptly return to the Company all property of the Company in its possession. Four Corners further represents that it will not copy or cause to be copied, print out or cause to be printed out any software, documents or other materials originating with or belonging to the Company. Four Corners additionally represents that, upon termination of this Agreement, Four Corners will not retain in its possession any such software, documents or other materials.

               14.     EQUITABLE RELIEF
                       ----------------

               Four Corners acknowledges that a breach of any of the terms of Sections 11, 12 and 13 hereof may result in damages to the Company and it Subsidiaries for which there shall be no adequate remedy at law. Accordingly, in the event of any breach of any of the provisions of Sections 11, 12 and 13 hereof, the Company shall be entitled to equitable relief by way of injunction or otherwise in addition to any damages which the Company may be entitled to recover.

               15.     SEVERABILITY
                       ------------

               Each paragraph of this Agreement shall be and remain separate from and independent of and severable from all and any other paragraphs herein except where otherwise indicated by the context of the Agreement. The decision or declaration that one or more of the paragraphs are null and void shall have no effect on the remaining paragraphs of this Agreement.

               16.     SUCCESSORS AND ASSIGNS, ASSIGNMENT AND INTENDED
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                       BENEFICIARIES
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               Neither this Agreement, nor any of Four Corners' or the Company's respective rights, powers, duties or obligations hereunder, may be assigned or delegated by Four Corners or the


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Company. This Agreement, including Exhibit A to the Agreement, shall be binding upon and inure to the benefit of Four Corners and its successors and the Company and its successors. Successors shall include, without limitation, parents or Subsidiaries, any corporation or corporations acquiring, directly or indirectly, all or substantially all of the assets or stock of the Company or Four Corners, whether by merger, consolidation, purchase, lease or otherwise, and such successor shall thereafter be deemed the "Company" or "Four Corners" for the
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purpose hereof.

               17.     NOTICE
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               Except as otherwise expressly provided, any notice, request, demand or other communication permitted or required to be given under this Agreement shall be in writing, shall be sent by one of the following means to Four Corners and the Company at the addresses set forth below (or to such other address as shall be designated hereunder by notice to the other Parties and persons receiving copies, effective upon actual receipt), and shall be deemed conclusively to have been given: (a) on the first business day following the day timely deposited with Federal Express (or other equivalent national overnight courier) or United States Express Mail, with the cost of delivery prepaid or for the account of the sender; (b) on the fifth business day following the day duly sent by certified or registered United States mail, postage prepaid and return receipt requested; or (c) when otherwise actually received by the addressee on a business day (or on the next business day if received after the close of normal business hours or on any non-business day).

               If to the Company:

                       Measurement Specialties, Inc.
                       710 Route 46 East
                       Suite 206
                       Fairfield, NJ 07004
                       Attn:  Chief Financial Officer

                       with a copy to:

                       McCarter & English, LLP
                       Four Gateway Center
                       100 Mulberry Street
                       P.O. Box 652
                       Newark, New Jersey 07101-0652

                       Attn:     Kenneth E. Thompson

                       If to Four Corners:
                       13355 Noel Road #1825
                       Dallas, TX  75240
                       Attn: Frank Guidone

               18.     GOVERNING LAW/VENUE
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               The interpretation, construction and performance of this
Agreement shall be governed by the laws of the State of New Jersey without giving effect to conflicts of laws principles thereof. Any disputes or controversies arising under this Agreement shall be resolved exclusively by the state or federal courts located in the State of New Jersey and each of the Parties hereto consents to the exclusive jurisdiction of such courts in connection with the subject matter hereof.

               19.     INTERPRETATION/HEADINGS
                       -----------------------

               The Parties acknowledge and agree that the terms and provisions of this Agreement have been negotiated, shall be construed fairly as to each of the Parties hereto, and shall not be construed in favor of or against any Party. The section headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

               20.     MISCELLANEOUS
                       -------------

               The provisions of this Agreement shall not be extended, varied, changed, modified or supplemented other than by agreement in writing signed by the Parties hereto. There are no other terms or conditions, representations or understandings except as herein set forth. The failure of either Party to enforce at any time or for any period of time any one or more of the provisions hereof shall not be construed to be a waiver of such provisions or of the right of such Party thereafter to enforce each such provision.

               21.     COUNTERPARTS
                       ------------

               This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument.

               22.     INDEMNIFICATION
                       ---------------

               The Company shall indemnity the Executive, Four Corners and its partners, directors, officers, and employees (collectively, the "Indemnified
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Parties") from and against any and all claims, liability, loss, cost, damage or
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expense (including reasonable attorneys fees) asserted against or incurred by any Indemnified Parties by reason or arising out of this Agreement or performance under this Agreement except to the extent such claims, liability, loss, cost, damage or expense results from the willful misconduct, dishonesty, fraudulent act or gross negligence of any Indemnified Parties.

               Without limiting the generality of the foregoing, the Company acknowledges and agrees that the Executive, in his capacity as an officer and director of the Company shall be indemnified to the fullest extent permitted by the Certificate of Incorporation and By-Laws of the Company, and by the applicable provisions of the New Jersey Business Corporation Act.

               23.     ENTIRE AGREEMENT
                       ----------------

This Agreement, along with Exhibit A hereto, contains the entire understanding between the Parties hereto and supersedes any prior or contemporaneous written or oral agreements,


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representations and warranties between them respecting the subject matter hereof, including, but not limited to, the Agreement between CRP and the Company, dated May 13, 2002, and the CRP Work Authorization Agreement, dated May 15, 2002 (collectively the "CRP Agreement), but only to the extent the CRP Agreements relate to Executive; provided however, that any payment due and owing under the CRP Agreements related to Executive will remain due and owing.


               IN WITNESS WHEREOF the Parties hereto have caused this Agreement to be executed as of the date first written above.

                              MEASUREMENT SPECIALTIES, INC.


                              By:   /s/ John P. Hopkins
                                    --------------------------------------------
                                    Name: John P. Hopkins
                                    Title: Chief Financial Officer and Secretary


                              FOUR CORNERS CAPITAL PARTNERS LP


                              By:   /s/ Frank Guidone
                                    --------------------------------------------
                                    Name: Frank Guidone
                                    Title:   Partner

Accepted and Agreed to:
CORPORATE REVITALIZATION PARTNERS, LLC


By:   /s/ Frank Guidone
      --------------------------------
      Name: Frank Guidone
      Title:   Managing Director


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                                    Exhibit A
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                                 Form of Warrant






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